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                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of LEGGETT & PLATT, INCORPORATED, a Missouri corporation (the "Corporation"), does hereby nominate, constitute and appoint Harry M. Cornell, Jr., Felix E. Wright, David S. Haffner, Michael A. Glauber, and Ernest C. Jett, or any one of them, his or her true and lawful attorneys-in-fact, to sign in the name of and on behalf of the undersigned directors of the Corporation and to file with the Securities & Exchange Commission ("SEC") the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and any other documents or further Amendments to said Annual Report, and to take such other action, all as said attorneys-in-fact, or any one of them, deem necessary or advisable to the end that such Annual Report or amendments thereto in respect of same, shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules of the SEC thereunder; and does hereby ratify and confirm all that said attorneys-in-fact, and each of them, may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney or a counterpart hereof, as of the 13th day of February 2002.


/s/ RAYMOND F. BENTELE                         /s/ THOMAS A. HAYS
---------------------------                    ----------------------------
Raymond F. Bentele                             Thomas A. Hays


/s/ RALPH W. CLARK                             /s/ ROBERT A. JEFFERIES, JR.
----------------------------                   ----------------------------
Ralph W. Clark                                 Robert A. Jefferies, Jr.


/s/ HARRY M. CORNELL, JR.                      /s/ ALEXANDER M. LEVINE
---------------------------                    ----------------------------
Harry M. Cornell, Jr.                          Alexander M. Levine


/s/ ROBERT TED ENLOE, III                      /s/ DUANE W. POTTER
---------------------------                    ----------------------------
Robert Ted Enloe, III                          Duane W. Potter


/s/ RICHARD T. FISHER                          /s/ MAURICE E. PURNELL, JR.
---------------------------                    ----------------------------
Richard T. Fisher                              Maurice E. Purnell, Jr.


/s/ BOB L. GADDY                               /s/ ALICE L. WALTON
---------------------------                    ----------------------------
Bob L. Gaddy                                   Alice L. Walton


/s/ DAVID S. HAFFNER                           /s/ FELIX E. WRIGHT
---------------------------                    ----------------------------
David S. Haffner                               Felix E. Wright